SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: July 16, 1997
-----------------------------
(Date of earliest event reported)


                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)

    Delaware                   33-99774-02                22-3442024
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(State or Other               (Commission               (I.R.S. Employer
Jurisdiction of                File Number)              Identification No.)
 Incorporation



     85 Broad Street, New York, N.Y.                            10004
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    (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (212) 902-1000

Item 5. Other Events.

     Attached as Exhibit 1 to this Current Report are certain materials (the "Collateral Term Sheets") furnished to the Registrant by Goldman, Sachs & Co. (the "Underwriter"), the underwriter in respect of the Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates, Series 1997-GL I (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-27083) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

     The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

     Any statement or information contained in the Collateral Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 1.      Collateral Term Sheets.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    GS MORTGAGE SECURITIES CORPORATION II


                                    By: GS Mortgage Securities Corporation II
                                        -------------------------------------
                                       Name:   s/ Sheridan Schechner
                                               ---------------------
                                       Title:  Managing Director

Date:  July 16, 1997

                                  Exhibit Index



                     Item  601(a) of
                     Regulation  S-K
Exhibit No.          Exhibit No.            Description                 Page
-----------          -----------            -----------                 ----

1                    99                     Collateral Term Sheets       5